Exhibit 10.13
July 1, 2008
Mr. Robert D. Barry
7516 Wingfoot Drive
Raleigh, NC 27615
Dear Bob:
It is with great pleasure that we offer you this revised offer of employment as a member of Regional Management Corp.’s executive management team (“RMC” or “the Corporation” or the Company”). Upon execution, this letter shall supersede your current employment letter with Regional Holdings, LLC.
Your position will continue to be Executive Vice President and Chief Financial Officer (“CFO”) of RMC. In this position, you will continue report to the CEO of the Corporation and lead all accounting, finance and information technology functions including business/financial data analysis, reporting, banking and lender relations, acquisition review; oversee certain compliance functions of the Corporation; and interact directly with the principals of Palladium and Parallel. Your priorities for 2008 and beyond will center on controls and financial reporting. This letter serves as a formal offer of the terms of employment.
Base Salary:
Your annual base salary will be $225,000.00, retroactive to January 1, 2008 and subject to annual review at year end along with the rest of the management team.
Bonus:
You will be eligible for 67% of your annual salary in an annual discretionary bonus program each fiscal year and will be determined as follows:
(a)	Up to 50% of your prevailing base salary may be earned based on a “four-prong” test of financial performance. This test will utilize the criteria, weightings and methodology as set forth on Exhibit A, which is attached to this letter and incorporated herein by reference.

(b)	Up to 17% of your prevailing base salary may be earned based on your achievement of the stated objectives for the CFO established by the Board. The Company, with input from the Board, will prepare a set of written objectives and goals for 2008 shortly and may update and/or revise such goals from time to time as appropriate and in good faith.
Stock Options:
Shortly after the execution of this letter, you will receive an additional stock option grant to increase your options percentage from 0.75% to 1.00% of RMC stock (taking into account as outstanding the unallocated shares reserved in the management incentive plan) in accordance with the Corporation’s Management Incentive Plan. The options will vest on the same basis as outlined in the Plan starting on the date of the grant. The amount of options will also be subject to annual review.

Benefits:
You will continue to be entitled to participate in all 401(k) pension, medical and other benefit plans and programs generally available to the Corporation’s other employees including medical, dental, and vision, life insurance, AD&D, LTD, and other programs.
Vacation:
You will continue accruing vacation at the rate of four weeks per year. You shall also be entitled to all paid holidays and to reasonable sick leave in accordance with the policies of the Corporation applicable to its executive management. You will also be eligible for up to 40 paid hours per year for continuing education courses required in order to maintain your CPA certificates and to be also licensed in SC should we agree that you obtain that certification.
Expenses:
RMC will continue to pay or reimburse you for all reasonable business expenses incurred in connection with the performance of your duties or for promoting, pursuing or otherwise furthering the business of RMC, including your reasonable expenses for travel, entertainment and similar items.
The Corporation will also continue to provide you a monthly car allowance and a monthly cellular phone allowance in accordance with RMC’s policies for executive management.
Severance:
This offer will in no way constitute a contract of employment, actual or implied. Employment with RMC will be “at-will” and in no way guaranteed. However, if you are terminated by the Company without cause, you will be entitled to receive six months of your prevailing base salary as severance.
We have very Much enjoyed your valuable contributions to date and continue to be very excited about the Company’s future. We look forward to continue working with you and the contributions you’re sure to bring. Please indicate your acceptance of this offer by signing below.
Sincerely,
/s/ Thomas F. Fortin
Thomas F. Fortin
CEO
Regional Management Corporation

Accepted by:	Date:
/s/ Robert D. Barry	7/18/08

Cc:	David Perez, Ellery Roberts

Exhibit A
Performance Targets and Bonus Formulas for Calendar Year 2008
This Exhibit A sets forth certain performance targets and formulas for calculating the calendar year 2008 bonus if the employee remains employed by the Corporation on the last day of calendar year 2008. The 2008 bonus formula is divided into four components. Each component is subject to satisfaction of its own financial test set forth below. The total bonus may include all, some, one or none of the components depending on whether the financial tests for the different components are met for calendar year 2008:
          (i) If the Corporation’s Net Income for calendar year 2008 is equal to or greater than 100% of the Target Net Income for 2008, employee will be entitled to a bonus equal to 30% of the Target Bonus;
          (ii) If the Corporation’s average monthly Net Finance Receivables for the year ending December 31, 2008 are equal to or greater than 100% of the Target Net Finance Receivables, employee will be entitled to a bonus equal to 30% of the Target Bonus:
          (iii) If the Corporation’s Total General and Administrative Expense Percentage for calendar year 2008 is equal to or less than the Target Total General and Administrative Expense Percentage for 2008, employee will be entitled to a bonus equal to 20% of the Target Bonus; and
          (iv) If the Corporation’s Loans Charged Off for calendar year 2008 are equal to or less than the Target Loans Charged Off for 2008, employee will be entitled to a bonus equal to 20% of the Target Bonus.
          Capitalized terms used in this Exhibit A have the definitions set forth below.
          (a) “Consolidated” as it applies to the Corporation, the Corporation and its Subsidiaries on a consolidated basis in accordance with GAAP, after eliminating all intercompany items.
          (b) “GAAP”: generally accepted accounting principles in effect from time to time in the United States of America, applied on a consistent basis.
          (c) “Loans Charged Off”: for any period, the Consolidated aggregate amount of loans charged off (including principal and interest) of the Corporation, determined in accordance with GAAP.
          (d) “Net Income”: for any period, the Consolidated net income of the Corporation, determined in accordance with GAAP.
          (e) “Net Finance Receivables”: at any date, the Consolidated net finance receivables of the Corporation (prior to any allowance for loan losses), determined in accordance with GAAP.

          (f) “Plan” means the 2008 Annual Plan for the Corporation approved by the Board at its January 9, 2008 meeting.
          (g) “Target Bonus”: for any given calendar year, means an amount equal to fifty percent (50%) of the employee’s salary in effect at the beginning of that calendar year.
          (h) “Target Loans Charged Off”: the target amount of Loans Charged Off for calendar year 2008 set forth in the Plan by the Board (6.6% for 2008).
          (i) “Target Net Income”: the target amount of Net Income for calendar year 2008 set forth in the Plan by the Board ($9,000,000 for 2008).
          (j) “Target Net Finance Receivables”: the target amount of average Net Finance Receivables for the year ending December 31, 2008 set forth in the Plan by the Board ($163,900,000 for 2008).
          (k) “Target Total General and Administrative Expense Percentage”: the target Total General and Administrative Expense Percentage for calendar year 2008 set forth in the Plan by the Board (43.5% of total income, based on a plan of $27,392,000 for 2008).
          (l) “Total General and Administrative Expense Percentage”: for any period, the Consolidated total general and administrative operating expenses of the Corporation divided by the total income of the Corporation, in each case determined in accordance with GAAP and expressed as a percentage.
     Illustration: Solely for purposes of illustrating the calculation of the bonus contemplated in this Exhibit A, if the Company’s (i) Net Income for calendar year 2008 is 98% of Target Net Income for that year, (ii) Net Finance Receivables for the year ending December 31, 2008 are 102% of Target Net Finance Receivables for that year, (iii) the Total General and Administrative Expense Percentage for calendar year 2008 is 88% of the Target Total General and Administrative Expense Percentage for that year, and (iv) Loans Charged Off for calendar year 2008 are 102% of Target Loans Charged Off for that year, then the bonus Would be (0%+30% + F 20% + 0%) of 50% of $225,000 or $56,250.

LETTER AGREEMENT
BETWEEN
REGIONAL MANAGEMENT CORP. AND ROBERT D. BARRY
     This Letter Agreement (“Agreement”) is made and entered into this 13th day of April, 2010, by and between Robert D. Barry (“Employee”) and Regional Management Corp., a South Carolina corporation (“Corporation”).
W I T N E S S E T H
     WHEREAS, the Employee and the Corporation entered into a Letter Agreement dated July 1, 2008, as amended (“Prior Agreement”); and
     WHEREAS, the Employee and the Corporation desire to amend the Prior Agreement effective January 1, 2010.
     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.	The section of the Prior Agreement entitled “Bonus” shall be amended and restated in its entirety effective January 1, 2010 to read as follows:
     You will be eligible to receive up to seventy-four and one half percent (74.5%) of your prevailing base salary each fiscal year under an annual discretionary bonus program based on a “five-prong” test of financial performance. This test will utilize the criteria, weightings and methodology as set forth on Exhibit A, which is attached to the Agreement and incorporated herein by reference.
2.	Exhibit A of the Prior Agreement shall be amended and restated in its entirety effective January 1, 2010 to read as follows:
Exhibit A

Performance Targets and Bonus Formulas for Calendar Year 2010
     This Exhibit A sets forth the performance targets and formulas for calculating Employee’s calendar year 2010 Bonus if Employee remains employed by the Corporation on the last day of calendar year 2010. The 2010 Bonus is divided into five components. Each component is subject to satisfaction of its own financial test set forth below. The total Bonus may include all, some, one or none of the components depending on whether the financial tests for the different components are met for calendar year 2010:
     (i) If the Corporation’s Net Income From Operations for calendar year 2010 is (A) equal to or greater than 90% but less than 100% of the Target Net Income From Operations for 2010, Employee will be entitled to a Bonus equal to 30% of the Target Bonus multiplied by a fraction, the numerator of which is equal to the Corporation’s Net

Income From Operations for 2010 expressed as a percentage of the Target Net Income From Operations for 2010 minus 90%, and the denominator of which is equal to 10%; and (B) equal to or greater than 100% of the Target Net Income From Operations for 2010, Employee will be entitled to a Bonus equal to 30% of the Target Bonus multiplied a fraction, the numerator of which is equal to the Corporation’s Net Income From Operations for 2010 expressed as a percentage of the Target Net Income From Operations for 2010, and the denominator of which is equal to 100%; provided, however, that the award earned on account of the Corporation’s Net Income From Operations shall not exceed 33% of the Target Bonus;
     (ii) If the Corporation’s average monthly Net Finance Receivables for the year ending December 31, 2010 are equal to or greater than 100% of the Target Not Finance Receivables, Employee will be entitled to a Bonus equal to 13.3% of the Target Bonus multiplied a fraction, the numerator of which is equal to the Corporation’s Net Finance Receivables for 2010 expressed as a percentage of the Target Net Finance Receivables for 2010, and the denominator of which is equal to 100%; provided, however, that the award earned on account of the Corporation’s Net Finance Receivables shall not exceed 14.63% of the Target Bonus;
     (iii) If the Corporation’s Total General and Administrative Expense Percentage for calendar year 2010 is equal to or less than 100% of the Target Total General and Administrative Expense Percentage for 2010, Employee will be entitled to a Bonus equal to 13.3% of the Target Bonus multiplied by the sum of one and the difference between 100% and the Corporation’s Total General and Administrative Expense Percentage for 2010 expressed as a percentage of the Target Total General and Administrative Expense Percentage for 2010; provided, however, that the award earned on account of the Corporation’s Total General and Administrative Expense Percentage shall not exceed 14.63% of the Target Bonus;
     (iv) If the Corporation’s Net Loans Charged Off for calendar year 2010 are equal to or less than 100% of the Target Net Loans Charged Off for 2010, Employee will be entitled to a Bonus equal to 13.3% of the Target Bonus multiplied by the sum of one and the difference between 100% and the Corporation’s Net Loans Charged Off for 2010 expressed as a percentage of the Target Net Loans Charged Off for 2010; provided, however, that the award earned on account of the Corporation’s Net Loans Charged Off shall not exceed 14.63% of the Target Bonus; and
     (v) If the Corporation’s Total Debt/EBITDA for calendar year 2010 is (A) greater than 100% of the Target Total Debt/EBITDA for 2010 but less than 110% of the Target Total Debt/EBITDA for 2010, Employee will be entitled to a Bonus equal to 30% of the Target Bonus multiplied by a fraction, the numerator of which is equal to the difference between 110% and the Corporation’s Total Debt/EBITDA for 2010 expressed as a percentage of the Target Total Debt/EBITDA for 2010 and the denominator of which is equal to 10%; and (B) if the Corporation’s Total Debt/EBITDA for calendar year 2010 is equal to or less than 100% of the Target Total Debt/EBITDA for 2010, Employee will be entitled to a Bonus equal to 30% of the Target Bonus multiplied by the sum of one and the difference between 100% and the Corporation’s Total Debt/EBITDA for 2010

expressed as a percentage of the Target Total Debt/EBITDA for 2010; provided, however, that the award earned on account of the Corporation’s Total Dcbt/EBITDA shall not exceed 33% of the Target Bonus.
     Capitalized terms used in this Exhibit A and not defined elsewhere in the Agreement have the definitions set forth below.
     (a) “Consolidated”: as it applies to the Corporation, the Corporation and its Subsidiaries on a consolidated basis in accordance with GAAP, after eliminating all intercompany items.
     (b) “GAAP”: generally accepted accounting principles in effect from time to time in the United States of America, applied on a consistent basis. All amounts determined in accordance with GAAP shall be reviewed by the Corporation’s outside CPA firm.
     (c) “Net Finance Receivables”: at any date, the Consolidated net finance receivables of the Corporation (prior to any allowance for loan losses and net of unearned interest and fees), determined in accordance with GAAP.
     (d) “Net Income From Operations”: for any period, the Consolidated net income from operations of the Corporation, determined in accordance with GAAP.
     (e) “Net Loans Charged Off”: for any period, the Consolidated aggregate amount of loans charged off net of recoveries (prior to allowances and net of unearned interest and fees) of the Corporation, determined in accordance with GAAP.
     (f) “Plan” means the 2010 Annual Plan for the Corporation approved by the Board at its January 18, 2010 meeting.
     (g) “Target Net Finance Receivables”: the target amount of average Net Finance Receivables for the year ending December 31, 2010 set forth in the Plan by the Board ($214,115 for 2010).
     (h) “Target Net Income From Operations”: the target amount of Net Income From Operations for calendar year 2010 set forth in the Plan by the Board ($15,151 for 2010).
     (i) “Target Net Loans Charged Off”: the target amount of Net Loans Charged Off for calendar year 2010 set forth in the Plan by the Board (8.5% for 2010).
     (j) “Target Total Debt/EBITDA”: the target amount of Total Debt/EBITDA for calendar year 2010 set forth in the Plan by the Board (5.7x for 2010).
     (k) “Target Total General and Administrative Expense Percentage”: the target Total General and Administrative Expense Percentage for calendar year 2010 set forth in the Plan by the Board (41.7% of total revenue, based on plan revenues of $81,927 for 2010).

     (l) “Total Debt/EBITDA”: for any period, the ratio of the total debt of the Corporation (representing the average senior debt for the year plus the ending balance of other outstanding net debt at the end of year) to the Corporation’s earnings before interest, taxes, depreciation and amortization, each determined in accordance with GAAP.
     (m) “Total General and Administrative Expense Percentage”: for any period, the Consolidated total general and administrative operating expenses of the Corporation divided by the total revenue of the Corporation, in each case determined in accordance with GAAP and expressed as a percentage.
     Illustration: Solely for purposes of illustrating the calculation of the Bonus contemplated in this Exhibit A, if the Company’s (i) Net Income From Operations for calendar year 2010 is 98% of Target Net Income From Operations for that year, (ii) Net Finance Receivables for the year ending December 31, 2010 are 102% of Target Net Finance Receivables for that year, (iii) the Total General and Administrative Expense Percentage for calendar year 2010 is 88% of the Target Total General and Administrative Expense Percentage for that year, (iv) Net Loans Charged Off for calendar year 2010 are 102% of Target Net Loans Charged Off for that year, and (v) Total Debt/EBITDA for calendar year 2010 is 98% of Target Total Debt/EBITDA, then the Bonus would be (24% + 13.57% + 14.63% + 0% + 30.6%) of $167,625 or $138,793.50.
3.	The parties hereby agree that the Prior Agreement will continue to be in full force and effect as modified by the terms of this Agreement,
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

EMPLOYEE:
/s/ Robert D. Barry

ROBERT D. BARRY

CORPORATION:

REGIONAL MANAGEMENT CORP.

By:	/s/ Thomas F. Fortin

Title:	CEO

LETTER AGREEMENT
BETWEEN
REGIONAL MANAGEMENT CORP. AND ROBERT D. BARRY
This Letter Agreement (“Agreement”) is made and entered into this 17th day of May, 2011, by and between Robert D. Barry (“Employee”) and Regional Management Corp., a South Carolina corporation (“Corporation”).
W I T N E S S E T H
     WHEREAS, the Employee and the Corporation entered into a Letter Agreement dated July 1, 2008, as amended (“Prior Agreement”); and
     WHEREAS, the Employee and the Corporation desire to amend the Prior Agreement effective January 1, 2011.
     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.	The section of the Prior Agreement entitled “Bonus” shall be amended and restated in its entirety effective January 1, 2011 to read as follows:
     You will be eligible to receive up to seventy-four and one half percent (74.5%) of your prevailing base salary each fiscal year under an annual discretionary bonus program based on a “five-prong” test of financial performance. This test will utilize the criteria, weightings and methodology as set forth on Exhibit A, which is attached to the Agreement and incorporated herein by reference.
2.	Exhibit A of the Prior Agreement shall be amended and restated in its entirety effective January 1, 2011 to read as follows;
Exhibit A
Performance Targets and Bonus Formulas for Calendar Year 2011
     This Exhibit A sets forth the performance targets and formulas for calculating Employee’s calendar year 2011 Bonus if Employee remains employed by the Corporation on the last day of calendar year 2011. The 2011 Bonus is divided into five components. Each component is subject to satisfaction of its own financial test set forth below. The total Bonus may include all, some, one or none of the components depending on whether the financial tests for the different components are met for calendar year 2011:
     (i) If the Corporation’s Net Income From Operations for calendar year 2011 is (A) equal to or greater than 90% but less than 100% of the Target Net Income From Operations for 2011, Employee will be entitled to a Bonus equal to 30% of the Target Bonus multiplied by a fraction, the numerator of which is equal to the Corporation’s Net

Income From Operations for 2011 expressed as a percentage of the Target Net Income From Operations for 2011 minus 90%, and the denominator of which is equal to 10%; and (B) equal to or greater than 100% of the Target Net Income From Operations for 2011, Employee will be entitled to a Bonus equal to 30% of the Target Bonus multiplied a fraction, the numerator of which is equal to the Corporation’s Net Income From Operations for 2011 expressed as a percentage of the Target Net Income From Operations for 2011, and the denominator of which is equal to 100%; provided, however, that the award earned on account of the Corporation’s Net Income From Operations shall not exceed 33% of the Target Bonus;
     (ii) If the Corporation’s average monthly Net Finance Receivables for the year ending December 31, 2011 are equal to or greater than 100% of the Target Net Finance Receivables, Employee will be entitled to a Bonus equal to 13.3% of the Target Bonus multiplied a fraction, the numerator of which is equal to the Corporation’s Net Finance Receivables for 2011 expressed as a percentage of the Target Net Finance Receivables for 2011, and the denominator of which is equal to 100%; provided, however, that the award earned on account of the Corporation’s Net Finance Receivables shall not exceed 14.63% of the Target Bonus;
     (iii) If the Corporation’s Total General and Administrative Expense Percentage for calendar year 2011 is equal to or less than 100% of the Target Total General and Administrative Expense Percentage for 2011, Employee will be entitled to a Bonus equal to 13.3% of the Target Bonus multiplied by the sum of one and the difference between 100% and the Corporation’s Total General and Administrative Expense Percentage for 2011 expressed as a percentage of the Target Total General and Administrative Expense Percentage for 2011; provided, however, that the award earned on account of the Corporation’s Total General and Administrative Expense Percentage shall not exceed 14.63% of the Target Bonus;
     (iv) If the Corporation’s Net Loans Charged Off for calendar year 2011 are equal to or less than 100% of the Target Net Loans Charged Off for 2011, Employee will be entitled to a Bonus equal to 13.3% of the Target Bonus multiplied by the sum of one and the difference between 100% and the Corporation’s Net Loans Charged Off for 2011 expressed as a percentage of the Target Net Loans Charged Off for 2011; provided, however, that the award earned on account of the Corporation’s Net Loans Charged Off shall not exceed 14.63% of the Target Bonus; and
     (v) If the Corporation’s Total Debt/EBITDA for calendar year 2011 is (A) greater than 00% of the Target Total Debt/EBITDA for 2011 but less than 110% of the Target Total Debt/EBITDA for 2011, Employee will be entitled to a Bonus equal to 30% of the Target Bonus multiplied by a fraction, the numerator of which is equal to the difference between 110% and the Corporation’s Total Debt/EBITDA for 2011 expressed as a percentage of the Target Total Debt/EBITDA for 2011 and the denominator of which is equal to 10%; and (B) if the Corporation’s Total Debt/EBITDA for calendar year 2011 is equal to or less than 100% of the Target Total Debt/EBITDA lbr 2011, Employee will be entitled to a Bonus equal to 30% of the Target Bonus multiplied by the sum of one and the difference between 100% and the Corporation’s Total Debt/EBITDA for 2011

expressed as a percentage of the Target Total Debt/EBITDA for 2011; provided, however, that the award earned on account of the Corporation’s Total Debt/EBITDA shall not exceed 33% of the Target Bonus.
     Capitalized terms used in this Exhibit A and not defined elsewhere in the Agreement have the definitions set forth below.
     (a) “Consolidated”: as it applies to the Corporation, the Corporation and its Subsidiaries on a consolidated basis in accordance with GAAP, after eliminating all intercompany items.
     (b) “GAAP”: generally accepted accounting principles in effect from time to time in the United States of America, applied on a consistent basis. All amounts determined in accordance with GAAP shall be reviewed by the Corporation’s outside CPA firm.
     (c) “Net Finance Receivables”: at any date, the Consolidated net finance receivables of the Corporation (prior to any allowance for loan losses and net of unearned interest and fees), determined in accordance with GAAP.
     (d) “Net Income From Operations”: for any period, the Consolidated net income from operations of the Corporation, determined in accordance with GAAP.
     (e) “Net Loans Charged Off‘: for any period, the Consolidated aggregate amount of loans charged off net of recoveries (prior to allowances and net of unearned interest and fees) of the Corporation, determined in accordance with GAAP.
     (f) “Plan” means the 2011 Annual Plan for the Corporation approved by the Board at its December 22, 2010 meeting.
     (g) “Target Net Finance Receivables”: the target amount of average Net Finance Receivables for the year ending December 31, 2011 set forth in the Plan by the Board ($248,796,000 for 2011).
     (h) “Target Net Income From Operations”: the target amount of Net Income From Operations for calendar year 2011 set forth in the Plan by the Board ($22,188,000 for 2011).
     (i) “Target Net Loans Charged Off‘: the target amount of Net Loans Charged Off for calendar year 2011 set forth in the Plan by the Board (7.67% for 2011).
     (j) “Target Total Debt/EBITDA”: the target amount of Total Debt/EBITDA for calendar year 2011 set forth in the Plan by the Board (4.2x for 2011).
     (k) “Target Total General and Administrative Expense Percentage”: the target Total General and Administrative Expense Percentage for calendar year 2011 set forth in the Plan by the Board (38.2% of total revenue, based on plan revenues of $98,241,000 for 2011).

     (l) “Total Debt/EBITDA”: for any period, the ratio of the total debt of the Corporation (representing the average senior debt for the year plus the ending balance of other outstanding net debt at the end of year) to the Corporation’s earnings before interest, taxes, depreciation and amortization, each determined in accordance with GAAP.
     (m) “Total General and Administrative Expense Percentage”: for any period, the Consolidated total general and administrative operating expenses of the Corporation divided by the total revenue of the Corporation, in each case determined in accordance with GAAP and expressed as a percentage.
     Illustration: Solely for purposes of illustrating the calculation of the Bonus contemplated in this Exhibit A, if the Company’s (i) Net Income From Operations for calendar year 2011 is 98% of Target Net Income From Operations for that year, (ii) Net Finance Receivables for the year ending December 31, 2011 are 102% of Target Net Finance Receivables for that year, (iii) the Total General and Administrative Expense Percentage for calendar year 2011 is 88% of the Target Total General and Administrative Expense Percentage for that year, (iv) Net Loans Charged Off for calendar year 2011 are 102% of Target Net Loans Charged Off for that year, and (v) Total Debt/EBITDA for calendar year 2011 is 98% of Target Total Debt/EBITDA, then the Bonus would be (24% + 13.57% ± 14.63% + 0% + 30.6%) of $167,625 or $138,793.50.
3.	The parties hereby agree that the Prior Agreement will continue to be in full force and effect as modified by the terms of this Agreement.
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

EMPLOYEE:
/s/ Robert D. Barry

ROBERT D. BARRY

CORPORATION:

REGIONAL MANAGEMENT CORP.

By:	/s/ Thomas F Fortin

Title:	Chief Executive Officer